Prospectus

January 27, 2010

Summary Prospectus

T. Rowe Price

Global Infrastructure Fund (TRGFX)

A stock fund seeking long-term growth of capital through investments in infrastructure-related companies around the world.

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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Table of Contents

1	Summary
	Global Infrastructure Fund	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	5
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	15
	Account Maintenance and Small Account Fees	18

3	More About the Fund
	Organization and Management	20
	More Information About the Fund and Its Investment Risks	22
	Investment Policies and Practices	25
	Disclosure of Fund Portfolio Information	31

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	32
	Opening a New Account	33
	Purchasing Additional Shares	35
	Exchanging and Redeeming Shares	36
	Rights Reserved by the Funds	38
	Information About Your Services	39
	T. Rowe Price Brokerage	41
	Investment Information	42
	T. Rowe Price Privacy Policy	43

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks to provide long-term growth of capital. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares purchased and held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.50%b
Total annual fund operating expenses	1.31%
Fee waiver/reimbursement	0.21%c
Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%c

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bOther expenses are based on estimated amounts for the current fiscal year.

cTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International, Inc. contractually obligated itself (through February 29, 2012) to waive its fees and bear any expenses, that would cause the fund`s ratio of expenses to average net assets to exceed 1.10%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed and fees waived under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$112	$371

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

  building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

  telecommunications, wireless, satellite, cable and other communications networks;

  power generation, storage, and distribution;

  utilities such as electricity, oil, gas, water, sewage, and other public services;

  construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

  providing services and materials necessary for the construction and operation of infrastructure assets.

  The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and

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  its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

  While the fund invests primarily in common stocks, the fund may invest in other securities and participation notes linked to common stocks, and may use futures and options, in keeping with the fund`s objective.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect that a company or a particular industry.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Infrastructure concentration risk  Because the fund concentrates its investments in infrastructure-related companies, the fund will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

  Derivatives risk  To the extent the fund uses futures and options or invests in participation notes, it is exposed to additional volatility and potential losses.

  Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

  Current performance is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price International.

  Portfolio Manager  Susanta Mazumdar is Chairman of the fund`s Investment Advisory Committee. Mr. Mazumdar has been chairman of the committee since its inception and he joined T. Rowe Price International in 2006.

  Purchase and Sale of Fund Shares

  You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

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  Information About Accounts in T. Rowe Price Funds 2

  Information About Accounts In T. Rowe Price

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money funds.

  Pricing Shares and Receiving Sale Proceeds

  How and When Shares Are Priced

  The share price (also called "net asset value" or NAV) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely com pares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

  How Your Purchase, Sale, or Exchange Price Is Determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m. ET, it will be priced at the next business day`s NAV.

  The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.

  When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.

  How You Can Receive the Proceeds From a Sale

  When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Africa & Middle East	2%	90 days or less
Diversified Small-Cap Growth	1%	90 days or less
Emerging Europe & Mediterranean	2%	90 days or less
Emerging Markets Bond	2%	90 days or less
Emerging Markets Stock	2%	90 days or less
Equity Index 500	0.5%	90 days or less
European Stock	2%	90 days or less
Extended Equity Market Index	0.5%	90 days or less
Global Infrastructure	2%	90 days or less
Global Large-Cap Stock	2%	90 days or less
Global Real Estate	2%	90 days or less
Global Stock	2%	90 days or less
High Yield	1%	90 days or less
International Bond	2%	90 days or less
International Discovery	2%	90 days or less
International Equity Index	2%	90 days or less
International Growth & Income	2%	90 days or less
International Stock	2%	90 days or less
Japan	2%	90 days or less
Latin America	2%	90 days or less
New Asia	2%	90 days or less
Overseas Stock	2%	90 days or less
Real Estate	1%	90 days or less
Small-Cap Value	1%	90 days or less
Spectrum International	2%	90 days or less
Tax-Efficient Equity	1%	less than 365 days
Total Equity Market Index	0.5%	90 days or less
U.S. Bond Index	0.5%	90 days or less

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  Computation of Holding Period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

  Transactions Not Subject to Redemption Fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated, systematic withdrawal plan;

  2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;

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  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares converted from one share class to another share class of the same fund;*

  5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);

  6.Shares purchased by rollover and changes of account registration within the same fund;*

  7.Shares redeemed to return an excess contribution in an IRA account;

  8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);

  9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

  10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  Redemption Fees on Shares Held in Retirement Plans

  If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

  Omnibus Accounts

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

  Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Useful Information on Distributions and Taxes

  To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Balanced	Must be a shareholder on the dividend record date.
Dividend Growth
Equity Income
Equity Index 500
Global Real Estate
Growth & Income
Personal Strategy Balanced
Personal Strategy Income
Real Estate
Retirement and Spectrum Funds:
Retirement Income and Spectrum Income	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

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  Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

  Capital Gain Payments

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Capital gain payments are not expected from money funds, which are managed to maintain a constant share price.

  A capital gain or loss is the difference between the purchase and sale price of a security.

  Tax Information

  You will be sent information for your tax filing needs on a timely basis.

  If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  Additional information about the taxation of dividends for certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
  Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.A fund may invest in Build America Bonds authorized by the American Recovery and Reinvestment Act of 2009, as well as other qualified tax credit bonds. Investments in these bonds will result in taxable interest income, although the federal income tax on such interest income may be fully or partially offset by the specified tax credits that are available to the bondholders. A fund may elect to pass through to the shareholders taxable interest income and any corresponding tax credits. Any available tax credits—which are also included in federal taxable income—can generally be used to offset federal regular income tax and alternative minimum tax, but those tax credits are generally not refundable.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If a fund invests in certain "private activity" bonds not exempt from alternative minimum tax (AMT), shareholders who are subject to the AMT must include income generated by those bonds in their AMT calculation. Private activity bonds that are issued in 2009 and 2010, and refunding bonds issued in 2009 and 2010 to refund private activity bonds that were issued from the beginning of 2004 to the end of 2008, are exempt from AMT. The portion of a fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January on Form 1099-INT.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends

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  received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund, Real Estate Fund, or the bond and money funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  In January, if applicable, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as specific identification.

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all of your transactions in each fund account during the year.

  Taxes on Fund Distributions

  In January, if applicable, you will be sent a Form 1099-DIV, Form 1099-INT, or other IRS forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the IRS. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond or money fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are generally expected to be tax-exempt.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

  If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

  The following table provides additional details on distributions for certain funds:

  Taxes on Fund Distributions
Tax-Free and Municipal Funds
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gain.To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Inflation Protected Bond Fund
  Inflation adjustments on Treasury inflation protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement and Spectrum Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

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  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on Immediate Redemptions: 10-day Hold  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

  Telephone and Online Account Transactions  You may access your account and conduct transactions using the telephone or a computer. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

  Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

  T. Rowe Price16

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

  Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

  Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current NAV after giving you 60 days to increase your balance. This could result in a taxable gain.

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  Account Maintenance and Small Account Fees

  Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, an annual $10 small account fee, paid to T. Rowe Price Services, the funds` transfer agent, will be deducted automatically from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. These minimum amounts may be lowered for a particular year. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to

  T. Rowe Price18

  IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

  Account Maintenance Fee (Index Funds only)  An annual $10 account maintenance fee is charged on a quarterly basis ($2.50 per quarter) usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

  More About the Fund 3

  More About the Fund

  Organization and Management

  How is the fund organized?

  T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions of the class.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

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  Investment Adviser

  T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2009, T. Rowe Price International managed $56.2 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

  Portfolio Management

  T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Susanta Mazumdar, Chairman, Peter J. Bates, Ryan Burgess, Shawn T. Driscoll, Robert N. Gensler, M. Campbell Gunn, Lillian Yan Li, Anh Lu, Inigo Mijangos, Gonzalo Pangaro, Francisco Sersale, and Robert W. Smith. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mazumdar has been chairman of the committee since its inception. He joined T. Rowe Price International in 2006 and his investment experience dates from 1992. He has served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and director of equity research with UBS India Securities Ltd. (beginning in 2000). The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.

  The Management Fee

  This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

  Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

  *Represents a blended group fee rate containing various breakpoints.

  The fund`s group fee is determined by applying the group fee rate to the fund`s average .daily net assets. On October 31, 2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.50%.

  The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

  A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International will appear in the fund`s semiannual report to shareholders for the period ended April 30.

  Fund Operations and Shareholder Services

  T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay third-party intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

  More Information About the Fund and its Investment Risks

  Infrastructure-related companies are companies involved in providing energy, transportation, communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:

  the generation, transmission, distribution or storage of electricity, oil, gas, water, and other natural resources used to produce energy;

  alternative energy production and exploration;

  the building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;

  the provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;

  sewage treatment and water purification;

  the construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing and other public service facilities; and

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  the provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.

  Some of the trends that contribute favorably to the infrastructure industry include population growth and rapid urbanization in developing nations, the deterioration of existing infrastructure assets in developed nations, and governments` growing reliance on private infrastructure financing. In most developing nations, the majority of infrastructure spending is expected to target new construction as governments strive to expand inadequate networks or facilities. In developed countries, the more immediate need is to upgrade and maintain existing infrastructure. While governments have historically played a major role in financing infrastructure, budget constraints have led to an increase in reliance on private financing.

  As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets. As with any mutual fund, there can be no guarantee that the fund will achieve its objective.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing or emerging countries.

  Emerging market risk  The fund expects to invest to a significant degree in emerging markets, and will be subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

  Risks of infrastructure-related companies  Since the fund is concentrated in the infrastructure industry, it is less diversified than other stock funds that invest in a broad range of industries. Therefore, stock funds that invest in other industries may provide greater investment return during certain market conditions. In addition, the fund has greater exposure to the various economic, regulatory, political and other factors that can adversely affect infrastructure-related companies. These risks include:

  costs of complying with changes to environmental and other regulations, including regulation of rates charged to customers;

  high interest costs in connection with capital construction and improvement programs;

  difficulty in raising capital during periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects;

  the effects of economic slowdown and surplus capacity;

  increased competition from other providers of services;

  uncertainties concerning the availability of fuel at reasonable prices;

  service interruption or legal challenges due to environmental, operational or other mishaps;

  the imposition of special tariffs and changes in tax laws, regulatory policies or accounting standards;

  technological innovations that may render existing plants, equipment, or products obsolete; and

  unforeseen delays, accidents, and cost overruns in infrastructure projects.

  Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement

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  will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in policy requiring the fund to normally invest at least 80% of net assets in securities of infrastructure-related companies. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  Industry Concentration  As a fundamental policy, the fund will concentrate (invest more than 25% of total assets) in the infrastructure industry as defined in this prospectus.

  Fund investments may include the following:

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

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  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets. The fund may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

  Operating policy  There is no limit on fund investments in foreign securities or in emerging markets.

  Participation Notes (P-notes)

  The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

  Operating policy  Fund investments in P-notes are limited to 20% of total assets.

  Fixed Income Securities

  From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

  Operating policy  The fund may invest 5% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

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  Exchange Traded Funds (ETFs)

  An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF are generally similar to the risks of owning the underlying securities in the index it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

  Illiquid Securities

  Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forwards, which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign curren cies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. Foreign currency forwards, options and futures may be used to protect a fund`s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Borrowing Money and Transferring Assets

  A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

  Lending of Portfolio Securities

  A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  Country Classifications

  For purposes of determining whether the fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the

  T. Rowe Price30

  transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Investing With T. Rowe Price 4

  Investing With T. Rowe Price

  Account Requirements and Transaction Information

  If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

  Tax Identification
  Number

  We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s NAV on the redemption date.

  Transaction Confirmations

  We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases, dividend reinvestments, and checkwriting redemptions for money funds, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

  Employer-Sponsored Retirement Plans and Institutional Accounts

  T. Rowe Price
  Trust Company
  1-800-492-7670

  Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

  We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases by credit card check, cash, or traveler`s checks.

  T. Rowe Price32

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts ($25,000 minimum initial investment for Summit Funds only)

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

  We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  The funds are generally available only to investors residing in the United States. In addition, purchases in state tax-free funds are limited to investors living in states where the fund is available. Contact Investor Services for more information.

  Account Registration

  If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange shares among them easily. (The name(s) of the account owner(s) and the account type must be identical.)

  For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

  By Mail

  Please make your check payable to T. Rowe Price Funds (otherwise it will be returned), and send your check, together with the New Account Form, to the appropriate address below:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17300
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Note: Please use the correct address to avoid a delay in opening your new account.

  By Wire

  Call Investor Services for an account number and wire transfer instructions.

  In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

  Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under By Mail.

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  Online

  You can open a new mutual fund account online. Go to troweprice.com/newaccount, where you can choose the type of account you wish to open.

  T. Rowe Price34

  To open an account electronically, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to IRS backup withholding. Additionally, you must provide consent to receive certain documents electronically.

  You will have the option of providing your bank account information that will enable you to make electronic funds transfers (EFT) to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

  By Exchange

  Call Shareholder Services or use your computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

  In Person

  Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

  Purchasing Additional Shares

  $100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and UGMA/UTMA accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

  By ACH Transfer

  Use your computer or call Shareholder Services if you have established electronic transfers using the ACH system.

  By Wire

  Call Shareholder Services or access troweprice.com for wire transfer instructions.

  By Mail

  1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

  2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number. Please use the correct address to avoid a delay in processing your transaction.

  3. Remember to provide your account number and the fund name on the memo line of your check.

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  (For mail via private carriers and overnight services, see previous section.)

  By Automatic
  Asset Builder

  Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive and Short-Term Trading.

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from

  T. Rowe Price36

  your account. If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a signature guaranteed letter of instruction.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  For redemptions by check or electronic transfer, please see Information About Your Services.

  By Phone

  Call Shareholder Services

  If you find our phones busy during unusually volatile markets, please consider placing your order by your computer (if you have previously authorized these services) or express mail.

  By Mail

  For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below to avoid a delay in processing your transaction:

  For nonretirement and IRA accounts:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17302
  Baltimore, MD 21297-1302

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17302
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  For employer-sponsored retirement accounts:

  via U.S. Postal Service

  T. Rowe Price Trust Company
  P.O. Box 17479
  Baltimore, MD 21297-1479

  via private carriers/overnight services

  T. Rowe Price Trust Company
  Mailcode 17479
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

  Online

  Customers with Account Access (our secure self-service web platform for individual investors) can electronically exchange shares between identically registered T. Rowe Price accounts and electronically redeem shares from their mutual fund accounts.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to

  T. Rowe Price38

  act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  Information About Your Services

  Shareholder Services
  1-800-225-5132

  Investor Services
  1-800-638-5660

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. This section discusses some of the services currently offered.

  Retirement Plans

  We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

  Investing for College Expenses

  We can help you save for future college expenses on a tax-advantaged basis.

  Education Savings Accounts (ESAs) (formerly known as Education IRAs)

  Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

  529 Plans

  T. Rowe Price manages three 529 plans that are available directly to investors: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan

  (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

  Automated Services

  Tele*AccessSM
  1-800-638-2587
  24 hours, 7 days

  Tele*AccessSM

  24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; and (2) request checks, prospectuses, services forms, duplicate statements, and tax forms.

  Web Address
  troweprice.com

  Online Account Access

  You can sign up online to conduct account transactions through our Web site.

  Plan Account Line
  1-800-401-3279

  This 24-hour service is similar to Tele*AccessSM but is designed specifically to meet the needs of retirement plan investors.

  By Telephone and
  In Person

  Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

  Electronic Transfers

  By ACH

  This free service allows you to move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via your personal computer or call Shareholder Services.

  By Wire

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

  Checkwriting

  (Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

  T. Rowe Price40

  Automatic Investing

  Automatic Asset Builder

  You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

  Automatic Exchange

  You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

  T. Rowe Price Brokerage

  To Open an Account
  1-800-638-5660

  For Existing
  Brokerage Customers
  1-800-225-7720

  Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

  Automated Telephone and Computer Services

  You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage.

  Investor Information

  A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

  Dividend Reinvestment Service

  If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

  *Services vary by firm.

  T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member FINRA/SIPC.

  Investment Information

  To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

  A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

  Shareholder Reports

  Fund managers` annual and semiannual reviews of their strategies and performance.

  The T. Rowe Price Report

  A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

  Insights

  Educational reports on investment strategies and financial markets.

  Investment Guides

  Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

  T. Rowe Price42

  T. Rowe Price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  _____________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

  To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

   For mutual fund or T. Rowe Price Brokerage information

  Investor Services

  1-800-638-5660

  For existing accounts

  Shareholder Services

  1-800-225-5132

  For the hearing impaired

  1-800-367-0763

  For performance, prices, or account information

  Tele*AccessSM

  24 hours, 7 days
  1-800-638-2587

  Internet address

  troweprice.com

  Plan Account Line

  For retirement plan investors: The appropriate 800 number appears on your retirement account statement.

   Investor Centers

  For directions, call
  1-800-225-5132 or
  visit our Web site

  Baltimore Area

  Downtown

  105 East Lombard Street

  Owings Mills

  Three Financial Center
  4515 Painters Mill Road

  Boston Area

  386 Washington Street
  Wellesley

  Chicago Area

  Northbrook

  40 Skokie Boulevard
  Suite 100

  Oak Brook

  1900 Spring Road
  Suite 104

  Colorado Springs

  2260 Briargate Parkway

  Florida Area

  Boca Raton

  Wachovia Plaza
  925 S. Federal Highway
  Suite 175

  Tampa

  4211 W. Boy Scout
  Boulevard
  8th Floor

  Los Angeles Area

  10100 Santa Monica
  Boulevard
  Suite 100
  Century City

  New Jersey Area

  Short Hills

  51 JFK Parkway
  1st Floor West

  Paramus

  35 Plaza Office Center
  East 81 Route 4 West

  New York Area

  1100 Franklin Avenue
  Suite 101
  Garden City

  San Francisco Area

  1990 N. California Boulevard
  Suite 100
  Walnut Creek

  Washington, D.C. Area

  Downtown

  900 17th Street, N.W.
  Farragut Square

  Tysons Corner

  1600 Tysons Boulevard
  Suite 150
  McLean, Virginia

  A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
  1-800-638-5660. These documents and updated performance information are available through troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
  mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at
  http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  F191-040 1/27/10

  1940 Act File No. 811-2958

  Prospectus

  January 27, 2010

  Summary Prospectus

  T. Rowe Price

  Global Infrastructure Fund—Advisor Class (PAGFX)

  A stock fund seeking long-term growth of capital through investments in infrastructure-related companies around the world. This class of shares is sold only through financial intermediaries.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  ®

  Table of Contents

1	Summary
	Global Infrastructure Fund—Advisor Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	5
	Useful Information on Distributions and Taxes	9
	Transaction Procedures and Special Requirements	13
	Distribution, Shareholder Servicing, and Recordkeeping Fees	15

3	More About the Fund
	Organization and Management	17
	More Information About the Fund and Its Investment Risks	19
	Investment Policies and Practices	22
	Disclosure of Fund Portfolio Information	28

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	29
	Purchasing Additional Shares	31
	Exchanging and Redeeming Shares	31
	Rights Reserved by the Funds	31
	T. Rowe Price Privacy Policy	33

   Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

  Summary

  Investment Objective

  The fund seeks to provide long-term growth of capital. Income is a secondary objective.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund`s Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares purchased and held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.54%a
Total annual fund operating expenses	1.60%
Fee waiver/reimbursement	0.40%b
Total annual fund operating expenses after fee waiver/expense reimbursement	1.20%b

  aOther expenses are based on estimated amounts for the current fiscal year.

  bTo limit the class`s expenses during its initial period of operations, T. Rowe Price International, Inc. contractually obligated itself (through February 29, 2012) to waive its fees and bear any expenses, that would cause the class`s ratio of expenses to average net assets to exceed 1.20%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed and fees waived under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the class`s expense ratio is below 1.20%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.20%.

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$122	$421

  T. Rowe Price48

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

  Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

  For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

  building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

  telecommunications, wireless, satellite, cable and other communications networks;

  power generation, storage, and distribution;

  utilities such as electricity, oil, gas, water, sewage, and other public services;

  construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

  providing services and materials necessary for the construction and operation of infrastructure assets.

  The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

  While the fund invests primarily in common stocks, the fund may invest in other securities and participation notes linked to common stocks, and may use futures and options, in keeping with the fund`s objective.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect that a company or a particular industry.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Infrastructure concentration risk  Because the fund concentrates its investments in infrastructure-related companies, the fund will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

  Derivatives risk  To the extent the fund uses futures and options or invests in participation notes, it is exposed to additional volatility and potential losses.

  Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

  Current performance is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International.

  Portfolio Manager  Susanta Mazumdar is Chairman of the fund`s Investment Advisory Committee. Mr. Mazumdar has been chairman of the committee since its inception and he joined T. Rowe Price International in 2006.

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  Purchase and Sale of Fund Shares

  The minimum initial investment required for retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts is $1,000; the minimum initial investment required for all other accounts is $2,500. The minimum subsequent investment required for retirement plan accounts and UGMA/UTMA accounts is $50; the minimum initial investment required for all other accounts is $100.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

  Information About Accounts in T. Rowe Price Funds 2

  Information About Accounts In T. Rowe Price

  Information About Accounts In T. Rowe Price

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

  Pricing Shares and Receiving Sale Proceeds

  How and When Shares Are Priced

  The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value

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  process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

  How Your Purchase, Sale, or Exchange Price Is Determined

  Advisor Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.

  The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.

  When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.

  How Proceeds Are Received

  Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Advisor Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
Global Infrastructure—Advisor Class	2%	90 days or less
Global Large-Cap Stock—Advisor Class	2%	90 days or less
Global Real Estate—Advisor Class	2%	90 days or less
Global Stock—Advisor Class	2%	90 days or less
High Yield—Advisor Class	1%	90 days or less
International Bond—Advisor Class	2%	90 days or less
International Growth & Income—Advisor Class	2%	90 days or less
International Stock—Advisor Class	2%	90 days or less
Real Estate—Advisor Class	1%	90 days or less
Small-Cap Value—Advisor Class	1%	90 days or less

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  Computation of Holding Period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

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  Transactions Not Subject to Redemption Fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated, systematic withdrawal plan;

  2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares converted from one share class to another share class of the same fund;*

  5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);

  6.Shares purchased by rollover and changes of account registration within the same fund;*

  7.Shares redeemed to return an excess contribution in an IRA account;

  8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);

  9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

  10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  Redemption Fees on Shares Held in Retirement Plans

  If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

  Omnibus Accounts

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Useful Information on Distributions and Taxes

  To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Dividend Growth — Advisor Class	Must be a shareholder on the dividend record date.
Equity Income — Advisor Class
Global Real Estate — Advisor Class
Real Estate — Advisor Class
Retirement Funds:
Retirement Income — Advisor Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

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  Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

  Capital Gain Payments

  A capital gain or loss is the difference between the purchase and sale price of a security.

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Tax Information

  You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

  If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund—Advisor Class, Real Estate Fund—Advisor Class, or the bond fund Advisor Classes is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

  Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  Taxes on Fund Distributions

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distri

  T. Rowe Price58

  butions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

  For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

  Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s Advisor Class shares are intended for purchase through various third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services.

  Purchase Conditions for Intermediaries

  Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

  Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

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  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

  Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

  Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

  Signature Guarantees

  An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  distribution, shareholder servicing, and recordkeeping fees

  The Advisor Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.25% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor Class shares. Distribution payments may include payments to intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with "shelf space" or inclusion on a "preferred list" or "supermarket" platform). Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing shareholders of the Advisor Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor

  T. Rowe Price62

  Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% for certain defined contribution retirement plans) per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each customer, transmitting net purchase and redemption orders, mailing shareholder confirmations and periodic statements, and providing telephonic support to respond to questions regarding the customer`s account.

  Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

  More About the Fund 3

  More About the Fund

  Organization and Management

  How is the fund organized?

  T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2010, the Global Infrastructure Fund issued a separate class of shares known as the Advisor Class.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

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  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

  Investment Adviser

  T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2009, T. Rowe Price International managed $56.2 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

  Portfolio Management

  T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Susanta Mazumdar, Chairman, Peter J. Bates, Ryan Burgess, Shawn T. Driscoll, Robert N. Gensler, M. Campbell Gunn, Lillian Yan Li, Anh Lu, Inigo Mijangos, Gonzalo Pangaro, Francisco Sersale, and Robert W. Smith. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mazumdar has been chairman of the committee since its inception. He joined T. Rowe Price International in 2006 and his investment experience dates from 1992. He has served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and director of equity research with UBS India Securities Ltd. (beginning in 2000). The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.

  The Management Fee

  This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

  Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

  *Represents a blended group fee rate containing various breakpoints.

  The fund`s group fee is determined by applying the group fee rate to the fund`s average .daily net assets. On October 31, 2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.50%.

  The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

  A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International will appear in the fund`s semiannual report to shareholders for the period ended April 30.

  Fund Operations and Shareholder Services

  T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

  More Information About the Fund and its Investment Risks

  Infrastructure-related companies are companies involved in providing energy, transportation, communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:

  the generation, transmission, distribution or storage of electricity, oil, gas, water, and other natural resources used to produce energy;

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  alternative energy production and exploration;

  the building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;

  the provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;

  sewage treatment and water purification;

  the construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing and other public service facilities; and

  the provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.

  Some of the trends that contribute favorably to the infrastructure industry include population growth and rapid urbanization in developing nations, the deterioration of existing infrastructure assets in developed nations, and governments` growing reliance on private infrastructure financing. In most developing nations, the majority of infrastructure spending is expected to target new construction as governments strive to expand inadequate networks or facilities. In developed countries, the more immediate need is to upgrade and maintain existing infrastructure. While governments have historically played a major role in financing infrastructure, budget constraints have led to an increase in reliance on private financing.

  As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets. As with any mutual fund, there can be no guarantee that the fund will achieve its objective.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing or emerging countries.

  Emerging market risk  The fund expects to invest to a significant degree in emerging markets, and will be subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

  Risks of infrastructure-related companies  Since the fund is concentrated in the infrastructure industry, it is less diversified than other stock funds that invest in a broad range of industries. Therefore, stock funds that invest in other industries may provide greater investment return during certain market conditions. In addition, the fund has greater exposure to the various economic, regulatory, political and other factors that can adversely affect infrastructure-related companies. These risks include:

  costs of complying with changes to environmental and other regulations, including regulation of rates charged to customers;

  high interest costs in connection with capital construction and improvement programs;

  difficulty in raising capital during periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects;

  the effects of economic slowdown and surplus capacity;

  increased competition from other providers of services;

  uncertainties concerning the availability of fuel at reasonable prices;

  service interruption or legal challenges due to environmental, operational or other mishaps;

  the imposition of special tariffs and changes in tax laws, regulatory policies or accounting standards;

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  technological innovations that may render existing plants, equipment, or products obsolete; and

  unforeseen delays, accidents, and cost overruns in infrastructure projects.

  Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in policy requiring the fund to normally invest at least 80% of net assets in securities of infrastructure-related companies. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  Industry Concentration  As a fundamental policy, the fund will concentrate (invest more than 25% of total assets) in the infrastructure industry as defined in this prospectus.

  Fund investments may include the following:

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

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  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets. The fund may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

  Operating policy  There is no limit on fund investments in foreign securities or in emerging markets.

  Participation Notes (P-notes)

  The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

  Operating policy  Fund investments in P-notes are limited to 20% of total assets.

  Fixed Income Securities

  From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

  Operating policy  The fund may invest 5% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

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  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Exchange Traded Funds (ETFs)

  An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF are generally similar to the risks of owning the underlying securities in the index it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

  Illiquid Securities

  Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forwards, which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. Foreign currency forwards, options and futures may be used to protect a fund`s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Borrowing Money and Transferring Assets

  A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

  Lending of Portfolio Securities

  A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

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  Country Classifications

  For purposes of determining whether the fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Investing With T. Rowe Price 4

  Investing With T. Rowe Price

  Account Requirements and Transaction Information

  If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

  Tax Identification
  Number

  The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

  All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified

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  copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

  T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

  In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

  Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

  via U.S. Postal Service

  T. Rowe Price Financial Institution Services
  P.O. Box 17603
  Baltimore, MD 21297-1603

  via private carriers/overnight services

  T. Rowe Price Financial Institution Services
  Mail Code: OM-4232
  4515 Painters Mill Road
  Owings Mills, MD 21117-4842

  Note: Please use the correct address to avoid a delay in opening your new account.

  Purchasing Additional ShareS

  $100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

  By Wire

  Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

  Exchanging and redeeming ShareS

  Exchange Service

  Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

  Redemptions

  Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund

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  shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  T. rowe price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  ___________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

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  A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  E291-040 1/27/10

  1940 Act File No. 811-2958